SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2005

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR

(a)         Bylaws Amendment

On November 8, 2005, the Board of Directors of Ligand Pharmaceuticals Incorporated (the "Company") approved an amendment to the Bylaws of the Company clarifying the Company's advance notice requirement for a stockholder who wishes to bring business before an annual meeting of stockholders. The amended bylaw provides that, in the event the annual meeting date has been changed by more than 30 days from the date contemplated in the previous year's proxy statement, stockholder proposals for the annual meeting must be received no later than 20 days after the earlier of the date on which (i) notice of the date of the annual meeting was mailed to stockholders or (ii) public disclosure of the date of the meeting was made to stockholders. Previously the bylaws stated that the time for receipt of such proposals was "a reasonable time before the solicitation is made." The foregoing description of the amendments to the Bylaws of the Company does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Bylaws, attached to this report as Exhibit 3.1 and incorporated in this Item 5.03 by this reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)            Exhibits
----------------------
3.1            Amendment  to  the  Bylaws  of  Ligand  Pharmaceuticals
               Incorporated, November 8, 2005




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                              LIGAND PHARMACEUTICALS INCORPORATED




Date: November 14, 2005       By:      /s/ Warner R. Broaddus
                              Name:    Warner R. Broaddus
                              Title:   Vice President, General Counsel &
                                       Secretary